UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         January 24, 2024

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373		27-0099920
(Commission File Number)		(IRS Employer Identification No.)

5420 S. Durango Dr,
Las Vegas,	Nevada	89113
(Address of principal executive offices)		(Zip Code)
(702) 923-9000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 2.02.	Results of Operations and Financial Condition.

On January 24, 2024, Las Vegas Sands Corp. (the “Company”) issued a press release announcing its results for the year ended December 31, 2023, a copy of which was attached as Exhibit 99.1 to the Current Report on Form 8-K furnished to the U.S. Securities and Exchange Commission on January 24, 2024 (the “Original Form 8-K”). The Company is furnishing this Amendment No. 1 on Form 8-K/A solely for the purpose of providing an updated copy of the press release correcting the number of basic and diluted weighted average common shares outstanding, which in turn resulted in necessary revisions in the basic and diluted earnings per share amounts (“EPS” and “diluted EPS,” respectively), previously reported. References in the press release to basic and diluted EPS for the year ended December 31, 2023 of $1.62 have been updated to $1.60; one reference in the press release to loss on disposal or impairment of assets per diluted share for the year ended December 31, 2023 of $0.04 has been updated to $0.03; one reference in the press release to adjusted earnings per diluted share from continuing operations for the year ended December 31, 2023 of $1.89 has been updated to $1.86; one reference in the press release to basic weighted average common shares outstanding for the year ended December 31, 2023 of 752 million has been updated to 763 million; and references in the press release to diluted weighted average common shares outstanding for the year ended December 31, 2023 of 754 million have been updated to 765 million. No other changes have been made to the Original Form 8-K or the press release.

The corrected press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1	Amended Press Release, dated January 24, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 7, 2024

LAS VEGAS SANDS CORP.
By:	/S/ RANDY HYZAK
Name: Randy Hyzak Title: Executive Vice President and Chief Financial Officer